Exhibit (q)(1)
JANUS INVESTMENT FUND (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for Janus Unconstrained Bond Fund.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of May, 2014.

Signature	Title	Date

/s/ Alan A. Brown Alan A. Brown	Trustee	May 23, 2014

JANUS INVESTMENT FUND (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for Janus Unconstrained Bond Fund.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of May, 2014.

Signature	Title	Date

/s/ William D. Cvengros William D. Cvengros	Trustee	May 23, 2014

JANUS INVESTMENT FUND (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for Janus Unconstrained Bond Fund.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of May, 2014.

Signature	Title	Date

/s/ William F. McCalpin William F. McCalpin	Trustee	May 23, 2014

JANUS INVESTMENT FUND (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for Janus Unconstrained Bond Fund.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of May, 2014.

Signature	Title	Date

/s/ James T. Rothe James T. Rothe	Trustee	May 23, 2014

JANUS INVESTMENT FUND (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for Janus Unconstrained Bond Fund.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of May, 2014.

Signature	Title	Date

/s/ William D. Stewart William D. Stewart	Trustee	May 23, 2014

JANUS INVESTMENT FUND (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for Janus Unconstrained Bond Fund.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 23rd day of May, 2014.

Signature	Title	Date

/s/ Linda S. Wolf Linda S. Wolf	Trustee	May 23, 2014